Exhibit 32

                            Certification Pursuant to
                             18 U.S.C. Section 1350,
      as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


            Pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Medialink Worldwide Incorporated (the "Company") hereby certify to such officers' knowledge, that the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 17, 2004


                                         /s/ Laurence Moskowitz
                                         -------------------------
                                         Name:  Laurence Moskowitz
                                         Title: Chief Executive Officer


                                         /s/ J. Graeme McWhirter
                                         -------------------------
                                         Name:  J. Graeme McWhirter
                                         Title: Chief Financial Officer


The foregoing certification is being furnished solely pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.